Rule 497(e)

Registration Nos. 333-207937 and 811-23108

Amplify ETF Trust

Amplify CWP Enhanced Dividend Income ETF

(formerly Amplify YieldShares CWP Dividend & Option Income ETF)

(the “Fund”)

Supplement to the Prospectus and Statement of Additional Information

Each Dated March 1, 2019

Dated March 19, 2019

The Board of Trustees of Amplify ETF Trust has approved a change in the Fund’s name from “Amplify YieldShares CWP Dividend & Option Income ETF” to “Amplify CWP Enhanced Dividend Income ETF.” This change will take effect on Thursday, March 21, 2019. As of March 21, 2019, all references to “Amplify YieldShares CWP Dividend & Option Income ETF” are deleted in their entirety and replaced with “Amplify CWP Enhanced Dividend Income ETF.”

Please Keep this Supplement with the Fund’s Prospectus and

Statement of Additional Information for Future Reference